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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT




     We consent to the incorporation by reference in this Registration Statement of Florida Banks, Inc. on Form S-8 of our report dated January 29, 1999 appearing in the Annual Report on Form 10-K of Florida Banks, Inc. for the year ended December 31, 1998. We also consent to the reference to us under the caption "Experts" in the Prospectus.

/s/ Deloitte & Touche LLP

Jacksonville, Florida
May 26, 1999